California First Leasing Corporation ‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗
Interim Report to Shareholders
First Quarter Ended September 30, 2022

California First Leasing Corporation, (OTCQX: CFNB, “Company”), headquartered in Newport Beach, California, is an internally managed non-diversified closed-end investment company registered under the Investment Company Act of 1940, as amended. The Company continues its lease business while using equity investments to maximize current income and generate capital appreciation.

This interim report for the quarter ended September 30, 2022, prepared by management without audit, provides an update to the annual report for the fiscal year ended June 30, 2022. Accordingly, it does not contain all the information required to meet annual or semiannual disclosure obligations and should be reviewed in conjunction with the annual report filed with the Securities and Exchange Commission and available on the Company’s website at https://www.calfirstlease.com/investorrelations. The Company’s quarterly earnings and net asset value per share can fluctuate widely due to including gains and losses on equity securities that are determined based on stock prices on the last day of a fiscal quarter.

Selected Financial Data

Three Months ended September 30:	2022	2021
	(thousands, except per share data)
Dividends and interest income	$1,184	$909
Net realized loss on investments	(1,421)	(115)
Net change in unrealized securities gain (loss)	(10,544)	(9,434)
Realized and unrealized securities gain (loss)	(11,965)	(9,549)
Net investment income (loss)	$(10,781)	$(8,640)
Lease income	745	993
Operating Expenses	688	844
Income taxes (benefit)	(2,287)	(2,735)
Net Income (loss)	$(8,437)	$(5,756)

	Sept. 30	Sept. 30	Year end
Balance Sheet Data	2022	2021	June 30, 2022
Bank and money market accounts	$48,836	$30,847	$53,808
Equity securities	132,413	163,495	131,637
Lease and loan assets	22,807	35,645	28,032
Shareholders' equity	$203,444	$224,544	$211,880

Beginning Net Asset Value (NAV) per share	$20.60	$22.39	$22.39
Net income (loss) per share	(0.82)	(0.56)	(1.23)
Dividends paid per share	-	-	0.56
Net Asset Value per share, end of period	$19.78	$21.83	$20.60
Common Shares Outstanding	10,284	10,284	10,284

Equity Investment Portfolio

The investment in equity securities as of September 30, 2022 and fiscal year ended June 30, 2022 is summarized in four industry groups below.

		Unrealized
(in thousands)	Cost Basis	Gains	(Losses)	FMV
as of September 30, 2022
Commercial / Industrial	$77,793	$10,425	$(13,196)	$75,022
Consumer	28,091	123	(5,793)	22,421
Financial	15,694	1,398	(1,341)	15,751
Healthcare	14,983	4,236	-	19,219
	$136,561	$16,182	$(20,330)	$132,413
as of June 30, 2022
Commercial / Industrial	$65,534	$11,062	$(7,537)	$69,059
Consumer	29,533	363	(2,359)	27,537
Financial	15,191	1,472	(1,219)	15,444
Healthcare	14,983	4,614	-	19,597
	$125,241	$17,511	$(11,115)	$131,637

California First Leasing Corporation	Interim Report as of September 30, 2022

SCHEDULE OF INVESTMENTS – AS OF SEPTEMBER 30, 2022

Industry - Percent of Net Assets	Company	Shares	Market Value
Auto & Truck Dealerships --0.33%	Lithia Mtrs Inc	3,115	$668,323
Auto Manufacturers --3.29%	Ford Motor Company	597,300	6,689,760
Banks - Diversified --3.95%	Bank of America Corporation	117,500	3,548,500
	JP Morgan Chase & Co	4,380	457,710
	Wells Fargo & Co	100,400	4,038,088
			8,044,298
Capital Markets --2.68%	Goldman Sachs	18,600	5,450,730
Credit Services --0.26%	Credit Acceptance Corp (1)	1,220	534,360
Drug Manufacturers --4.64%	Bristol Myers Squibb	132,800	9,440,752
Entertainment --1.15%	Warner Bros Discovery (1)	149,700	1,721,550
	Netflix.com Inc. (1)	2,650	623,916
			2,345,466
Financial --0.40%	Pimco Muni Income Fund III	106,754	823,073
Healthcare Plans --4.81%	Cigna Corp New	30,710	8,521,104
	United Health Group	2,489	1,257,045
			9,778,148
Insurance - Diversified --0.44%	Berkshire Hathaway Inc (1)	3,364	898,255
Internet Content & Information --5.87%	Alphabet Inc. (1)	105,100	10,052,815
	Meta Platforms Inc (1)	13,907	1,886,902
			11,939,717
Internet Retail --0.19%	Alibaba Grp Hldg (1)	4,900	391,951
Oil & Gas E & P --3.81%	Ovintiv Inc.	168,325	7,742,950
Oil & Gas Equipment & Services --2.28%	Schlumberger LTD	129,000	4,631,100
Oil & Gas Integrated --6.90%	Exxon Mobil	160,800	14,039,448
Scientific & Technical Instruments --0.41%	Sensata Technologies	22,300	831,344
Semiconductor Equip & Materials --4.11%	Applied Materials	102,000	8,356,860
Semiconductors --9.41%	Advanced Micro Devices Inc. (1)	31,100	1,970,496
	Marvell Technology Inc	129,500	5,556,845
	Micron Technology Inc	81,300	4,073,130
	Qualcomm Inc	66,850	7,552,713
			19,153,184
Specialty Business Services --1.22%	Global Payments Inc.	23,050	2,490,553
Specialty Chemicals --1.29%	Dupont De Nemours	51,940	2,617,776
Steel --1.58%	Cleveland-Cliffs Inc. (1)	239,000	3,219,330
Telecom Services --3.67%	Charter Communications Inc (1)	2,885	875,165
	Verizon Communications	173,750	6,597,288
			7,472,452
Tobacco --2.39%	British American Tobacco	136,700	4,852,850
Total-Equity Securities			$132,412,681

Bank Deposit --0.63%	California First National Bank		1,278,330
Money Market Mutual Fund --23.38%	JP Morgan Prime MMKt 3605		27,182,354
	Goldman FSQ Money Market		20,374,916

Total Equity Securities, Cash and Cash Equivalents – 89.1%			$181,248,281
Net Assets at September 30, 2022			$203,443,729
(1) Non-income producing

5000 Birch Street, Suite 500, Newport Beach, California 92660

Phone: 800-496-4640    949-255-0500    www.calfirstlease.com